Tri-Continental Corporation
                        AN INVESTMENT YOU CAN LIVE WITH

                                  May 1, 1998

                                100 Park Avenue
                               New York, NY 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 874-1092
    For Retirement Plan Information  --  Toll-Free Telephone (800) 445-1777

     Tri-Continental Corporation (the 'Corporation') is a diversified, closed-end investment company -- a publicly traded investment fund. The Corporation's Common Stock is traded on the New York Stock Exchange under the symbol 'TY.'

     The Corporation invests primarily for the longer term, and over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See 'Investment and Other Policies.' No assurance can be given that the Corporation's investment objective will be realized. The Corporation's Investment Manager is J. & W. Seligman & Co. Incorporated.

     This Prospectus applies to all shares of Common Stock purchased pursuant to the Corporation's various Investment Plans. See 'Description of Investment Plans and Other Services.' The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation in connection with the acquisition of the assets of personal holding companies, private investment companies or publicly-owned investment companies. See 'Issuance of Shares in Connection with Acquisitions.'


     This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information (the 'SAI'), has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. The SAI is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. The table of contents of the SAI appears on page 22 of this Prospectus. In addition, copies of the 1997 Annual Report to Stockholders of the Corporation (the '1997 Annual Report') will be furnished, without charge, to investors requesting copies of the SAI. The 1997 Annual Report contains financial statements of the Corporation for the year ended December 31, 1997 which are incorporated by reference into the SAI.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Summary of Corporation Expenses..................     2
Prospectus Summary...............................     3
Financial Highlights.............................     4
Capitalization at March 31, 1998.................     7
Trading and Net Asset Value Information
  Concerning Tri-Continental Corporation Common
  Stock..........................................     7
The Corporation..................................     8
Investment and Other Policies....................     8
Management of the Corporation....................    11
Description of Capital Stock.....................    12
Description of Warrants..........................    14
Computation of Net Asset Value...................    14
Dividend Policy and Taxes........................    15
Description of Investment Plans and Other
  Services.......................................    16
Issuance of Shares in Connection with
  Acquisitions...................................    20
Additional Information...........................    21
Table of Contents of the Statement of Additional
  Information....................................    22
Authorization Form for Automatic Dividend
  Investment and Cash Purchase Plan..............    23
Authorization Form for Automatic Check Service...    24


                        SUMMARY OF CORPORATION EXPENSES

     The following table illustrates the expenses and fees that the Corporation expects to incur and that stockholders can expect to bear.


STOCKHOLDER TRANSACTION EXPENSES
     Automatic Dividend Investment and Cash Purchase Plan Fees..........................    (1)
ANNUAL EXPENSES FOR 1997 (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
  TO COMMON STOCK)
     Management Fees....................................................................    .40%
     Other Expenses.....................................................................    .20%
                                                                                           ----
          Total Annual Expenses.........................................................    .60%
                                                                                           ----
                                                                                           ----


------------

(1) Stockholders participating in the Corporation's investment plans pay a maximum $2.00 fee per transaction. See 'Description of Investment Plans and Other Services -- Automatic Dividend Investment and Cash Purchase Plan' for a description of the investment plans and services.

     The purpose of the table above is to assist investors in understanding the various costs and expenses they will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see 'Management of the Corporation' and 'Description of Investment Plans and Other
Services  --  Automatic Dividend Investment and Cash Purchase Plan.'

     The following example illustrates the expenses an investor would pay on a $1,000 investment, assuming a 5% annual return:


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
Tri-Continental Corporation
  Common Stock.........................................     $6        $19        $33        $ 75


     The example does not represent actual or anticipated expenses, which may be greater or less than those shown. Moreover, the Corporation's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.


     The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as a diversified management investment company of the closed-end type. This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. See 'The Corporation.' There can be no assurance that this objective will be attained. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions J. & W. Seligman & Co. Incorporated (the 'Manager') believes best suited to current and anticipated economic and market conditions. These may include repurchase agreements, options, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See 'Investment and Other Policies.' The Corporation's Common Stock is listed on the New York Stock Exchange under the symbol 'TY.' The average weekly trading volume on that and other exchanges during 1997 was 378,536 shares. The Corporation's Common Stock has historically been traded on the market at less than net asset value. As of March 31, 1998, the Corporation had 105,740,345 shares of Common Stock outstanding and net assets attributable to Common Stock of $3,785,427,349.



     The Manager manages the investment of the assets of the Corporation and administers its business and other affairs pursuant to a Management Agreement approved by the Board of Directors and the stockholders of the Corporation. The Manager also serves as manager of seventeen other investment companies which, together with the Corporation, make up the 'Seligman Group.' The aggregate assets of the Seligman Group at March 31, 1998 were approximately $20.2 billion. The Manager also provides investment management or advice to institutional and other accounts having a value at March 31, 1998 of approximately $7.4 billion. The Manager's fee is based in part on the average daily net assets of the Corporation. The management fee rate for 1997 was equivalent to .40% of the Corporation's average daily net investment assets. See 'Management of the Corporation.'



     Shares of Common Stock covered by this Prospectus may be purchased from time to time by Seligman Data Corp., the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts ('IRAs'), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan and the Seligman Data Corp. Employees' Thrift Plan (collectively, the 'Plans'), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Systematic Withdrawal Plans. See 'Description of Investment Plans and Other Services -- Automatic Dividend Investment and Cash Purchase Plan' and ' -- Systematic Withdrawal Plan.' Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.

                              FINANCIAL HIGHLIGHTS


     The Corporation's financial highlights for the years presented below have been audited by Deloitte & Touche LLP, independent auditors. This information which is derived from the financial and accounting records of the Corporation should be read in conjunction with the financial statements and notes contained in the 1997 Annual Report which may be obtained from the Corporation as provided on the cover page of this Prospectus.



     'Per share operating performance' data is designed to allow an investor to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.


                                          PER SHARE OPERATING PERFORMANCE, TOTAL
                                                    (FOR A SHARE OF COMMON STOCK


                                                                ---------------------------------------
                                                                 1997       1996       1995       1994
                                                                ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $29.28     $27.58     $23.70     $27.49
                                                                ------     ------     ------     ------
Net investment income*......................................       .60        .68        .74        .83
Net realized and unrealized investment gain (loss)..........      6.94       4.84       6.14      (1.69)
Net realized and unrealized gain (loss) from foreign
  currency transactions.....................................      (.17)      (.02)       .03        .02
                                                                ------     ------     ------     ------
Increase (decrease) from investment operations..............      7.37       5.50       6.91       (.84)
Dividends paid on Preferred Stock...........................      (.02)      (.02)      (.02)      (.03)
Dividends paid on Common Stock..............................      (.60)      (.66)      (.73)      (.79)
Distribution from net gain realized.........................     (3.45)     (2.72)     (2.01)     (1.90)
Issuance of Common Stock in gain distributions..............      (.52)      (.40)      (.27)      (.23)
Issuance of Common Stock from exercise of Rights............        --         --         --         --
Rights offering costs.......................................        --         --         --         --
Issuance of Common Stock upon Warrant exercise**............        --         --         --         --
                                                                ------     ------     ------     ------
Net increase (decrease) in net asset value..................      2.78       1.70       3.88      (3.79)
                                                                ------     ------     ------     ------
Net asset value at end of year..............................    $32.06     $29.28     $27.58     $23.70
                                                                ------     ------     ------     ------
                                                                ------     ------     ------     ------
Adjusted net asset value at end of year**...................    $31.99     $29.22     $27.52     $23.65
Market value, end of year...................................    $26.6875   $24.125    $22.625    $19.875
TOTAL INVESTMENT RETURN FOR YEAR:
Based upon market value.....................................     27.96%     21.98%     27.95%     (5.07)%
Based upon net asset value..................................     26.65%     21.45%     30.80%     (2.20)%
RATIOS AND SUPPLEMENTAL DATA:***
Expenses to average net investment assets...................       .60%       .62%       .63%       .64%
Expenses to average net assets for Common Stock.............       .60%       .63%       .64%       .65%
Net investment income to average net investment assets......      1.80%      2.27%      2.71%      3.08%
Net investment income to average net assets for Common
  Stock.....................................................      1.82%      2.31%      2.75%      3.14%
Portfolio turnover rate.....................................     83.98%     53.96%     62.28%     70.38%
Average commission rate paid................................      $.0385     $.0478
Net investment assets, end of year (000s omitted):
    For Common Stock........................................    $3,391,816 $2,835,026 $2,469,149 $1,994,098
    For Preferred Stock.....................................      37,637     37,637     37,637     37,637
                                                                ---------  ---------- ---------- ----------
Total net investment assets.................................    $3,429,453 $2,872,663 $2,506,786 $2,031,735
                                                                ---------  ---------- ---------- ----------
                                                                ---------  ---------- ---------- ----------


------------
  * Net investment income per share has been calculated by dividing the respective actual amounts for the year by average shares outstanding.

 ** Assumes the exercise of outstanding warrants. Warrant exercise terms were:
    December 30, 1987 to December 29, 1988 -- 7.83 shares at $2.87 per share, December 30, 1988 to December 29, 1989 -- 8.14 shares at $2.76 per share, December 30, 1989 to December 28, 1990 -- 8.81 shares at $2.55 per share, December 29, 1990 to December 27, 1991 -- 9.25 shares at $2.43 per share, December 28, 1991 to November 1, 1992 -- 9.69 shares at $2.32 per share, November 2, 1992 to December 28, 1992 -- 11.07 shares at $2.03 per share, December 29, 1992 to December 28, 1993 -- 11.29 shares at $1.99 per share, December 29, 1993 to December 21, 1994 -- 11.95 shares

     The total investment return based on market value measures the Corporation's performance assuming investors purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation's Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value.

     'Average commission rate paid' represents the average commission paid by the Corporation to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

INVESTMENT RETURNS, RATIOS AND SUPPLEMENTAL DATA
OUTSTANDING THROUGHOUT EACH YEAR)


    YEAR ENDED DECEMBER 31,
    ----------------------------------------------------------------------------
     1993          1992          1991          1990          1989          1988
    ------        ------        ------        ------        ------        ------
    $28.03        $28.57        $24.60        $27.44        $23.55        $23.94
    ------        ------        ------        ------        ------        ------
       .83           .81           .81           .81           .88           .84
      1.46          1.19          5.79         (1.05)         6.78          1.01

        --            --            --            --            --            --
    ------        ------        ------        ------        ------        ------
      2.29          2.00          6.60          (.24)         7.66          1.85
      (.03)         (.03)         (.03)         (.03)         (.04)         (.04)
      (.80)         (.78)         (.78)         (.86)         (.84)         (.81)
     (1.80)         (.70)        (1.80)        (1.60)        (2.55)        (1.25)
      (.19)         (.05)         (.02)         (.11)         (.33)         (.14)
        --          (.97)           --            --            --            --
        --          (.01)           --            --            --            --
      (.01)           --            --            --          (.01)           --
    ------        ------        ------        ------        ------        ------
      (.54)         (.54)         3.97         (2.84)         3.89          (.39)
    ------        ------        ------        ------        ------        ------
    $27.49        $28.03        $28.57        $24.60        $27.44        $23.55
    ------        ------        ------        ------        ------        ------
    ------        ------        ------        ------        ------        ------
    $27.42        $27.95        $28.48        $24.52        $27.35        $23.47
    $23.75        $25.50        $27.75        $21.375       $23.00        $19.25
      3.47%          .61%'D'     42.98%         3.46%        37.96%         3.02%
      8.95%         7.42%'D'     27.91%         (.20)%       34.54%         8.58%
       .66%          .67%          .67%          .56%          .55%          .57%
       .67%          .68%          .69%          .57%          .56%          .59%
      2.88%         2.86%         2.90%         3.01%         3.19%         3.33%
      2.94%         2.92%         2.99%         3.07%         3.25%         3.40%
     69.24%        44.35%        49.02%        41.23%        59.87%        67.39%
$2,166,212    $2,088,102    $1,833,664    $1,500,281    $1,594,505    $1,263,848
    37,637        37,637        37,637        37,637        37,637        37,637
$2,203,849    $2,125,739    $1,871,301    $1,537,918    $1,632,142    $1,301,485



    at $1.88 per share, December 22, 1994 to December 27, 1995 -- 12.77 shares at $1.76 per share; December 28, 1995 to July 1, 1996 -- 13.54 shares at $1.66 per share; July 2, 1996 to December 20, 1996 -- 13.79 shares at $1.63 per share; December 21, 1996 to July 1, 1997 -- 14.69 shares at $1.53 per share; July 2, 1997 to December 19, 1997 -- 14.99 shares at $1.50 per share; and subsequently, 16.06 shares at $1.40 per share.

  'D' The total investment returns for 1992 have been adjusted for the effect of the exercise of Rights (equivalent to approximately $0.97 per share), assuming full subscription by Common Stockholders.

*** The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

SENIOR SECURITIES  --  $2.50 CUMULATIVE PREFERRED STOCK

     The following information is being presented with respect to the Corporation's $2.50 Cumulative Preferred Stock. The first column presents the number of preferred shares outstanding at the end of each of the periods presented. Asset Coverage represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective periods. The involuntary liquidation preference is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.


                                                                                       AVERAGE
                                                                                        DAILY
                                                      YEAR-END     INVOLUNTARY          MARKET
                                                        ASSET      LIQUIDATION        VALUE PER
                                      TOTAL SHARES    COVERAGE      PREFERENCE     SHARE (EXCLUDING
               YEAR                   OUTSTANDING     PER SHARE     PER SHARE        BANK LOANS)
-----------------------------------   ------------    ---------    ------------    ----------------
1997...............................      752,740      $4,556           $ 50             $35.62
1996...............................      752,740       3,816             50              34.28
1995...............................      752,740       3,330             50              33.37
1994...............................      752,740       2,699             50              34.12
1993...............................      752,740       2,928             50              36.17
1992...............................      752,740       2,824             50              34.97
1991...............................      752,740       2,486             50              31.51
1990...............................      752,740       2,043             50              28.62
1989...............................      752,740       2,168             50              28.61
1988...............................      752,740       1,729             50              28.49


                        CAPITALIZATION AT MARCH 31, 1998



                                                                                                     AMOUNT HELD
                                                                                                          BY
                                                                                                      REGISTRANT
                                                                                                      OR FOR ITS
                      TITLE OF CLASS                            AUTHORIZED         OUTSTANDING         ACCOUNT
----------------------------------------------------------   ----------------    ----------------    ------------
$2.50 Cumulative Preferred Stock,
  $50 par value...........................................     1,000,000 shs.        752,740 shs.     - 0 -  shs.
Common Stock,
  $.50 par value..........................................   129,000,000 shs.*   105,740,345 shs.     - 0 -  shs.
Warrants to purchase
  Common Stock............................................        14,429 wts.         14,429 wts.     - 0 -  wts.


------------


* 231,730 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.


               TRADING AND NET ASSET VALUE INFORMATION CONCERNING
                    TRI-CONTINENTAL CORPORATION COMMON STOCK


     The following table shows the high and low sale prices of the Corporation's Common Stock on the composite tape for issues listed on the New York Stock Exchange, the high and low net asset value and the percentage discount or premium to net asset value per share for each calendar quarter since the beginning of 1996.


                                                                                                        DISCOUNT TO NET
                                             MARKET PRICE                  NET ASSET VALUE                ASSET VALUE
                                             -------------                 ----------------           --------------------
1996                                      HIGH           LOW               HIGH        LOW              HIGH        LOW
-----------------------------------   ------------   ------------          -----      -----           --------    --------
1st Q..............................   24 1/2         22 5/8                29.58      27.32           (17.17)%    (17.19)%
2nd Q..............................   25 1/4         23 3/8                30.32      28.65           (16.72)%    (18.41)%
3rd Q..............................   25             22 1/4                30.07      27.75           (16.86)%    (19.82)%
4th Q..............................   27 1/8         23 1/2                32.17      28.65           (15.68)%    (17.98)%


1997
-----------------------------------
1st Q..............................   26 1/8         23 3/4                31.19      29.05           (16.24)%    (18.24)%
2nd Q..............................   28 1/2         23 1/2                34.33      29.45           (16.98)%    (20.20)%
3rd Q..............................   29 3/4         27 1/16               35.32      33.46           (15.77)%    (19.12)%
4th Q..............................   30 1/2         24 7/8                36.80      31.41           (17.12)%    (20.81)%

1998
-----------------------------------
1st Q..............................   30             25 1/8                35.94      30.98           (16.53)%    (18.90)%



     The Corporation's Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation's Common Stock on March 31, 1998 were $29.5625, $35.80 and (17.42)%, respectively.

                                THE CORPORATION

     The Corporation is a Maryland corporation formed on December 31, 1929, by the consolidation of two predecessor corporations. Since the date of its formation, it has been engaged in business as an investment company. It is registered under the 1940 Act as a diversified, management investment company of the closed-end type and is subject to applicable regulatory and other provisions of that Act. Such registration, of course, does not involve government supervision of management, investment policies or investment practices. As indicated by its financial statements incorporated by reference herein, the Corporation's principal assets, other than cash and receivables, are its portfolio of investment securities.

                         INVESTMENT AND OTHER POLICIES

     The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be attained in the future. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

     The management's present investment policies, in respect to which it has freedom of action, are:

          (1) it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation's total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);

          (2) it does not make investments with a view to exercising control or management except that it has an investment in Seligman Data Corp.;

          (3) it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and


          (4) it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 1997 are shown under 'Financial Highlights.'


The foregoing objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation's status from a 'diversified' to a 'non-diversified' company under the 1940 Act.

     The Corporation's stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate and real estate mortgage loans, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation's investment policies, including a list of those restrictions on the Corporation's investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, the management has reserved freedom of action.


     REPURCHASE AGREEMENTS: The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller (a commercial bank or a broker or dealer) to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation's custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation's ability to dispose of the underlying securities. The Corporation did not enter into repurchase agreements in 1997.



     ILLIQUID SECURITIES: The Corporation may invest up to 15% of its net investment assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the '1933 Act')) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to 'qualified institutional buyers' under the Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Corporation's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


     FOREIGN SECURITIES: The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ('ADRs'), American Depositary Shares ('ADSs'), European Depositary Receipts ('EDRs') or Global Depositary Receipts ('GDRs') (collectively, 'Depositary Receipts'). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.



     LEVERAGE: Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation's assets and income. Any gain in the value of securities purchased or in income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation's Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them to below the asset or income claims of the senior securities or borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called 'leverage.' As of March 31, 1998, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. The Corporation's portfolio requires an annual return of 0.07% in order to cover dividend payments on the Preferred Stock. The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation's Common Stock.



Assumed return on portfolio (net of
  expenses)..................................          - 10%          - 5%            0%            5%            10%
Corresponding return to common stockholder...       - 10.15%       - 5.10%       - 0.05%         5.00%         10.05%


     The purpose of the table above is to assist an investor in understanding the effects of leverage. The percentages appearing in the table do not represent actual or anticipated returns, which may be greater or less than those shown.


     YEAR 2000 RISKS: The Corporation is dependent upon service providers and their computer systems for its day-to-day operations, and many of the Corporation's service providers in turn depend upon computer systems of other persons. Many computer systems currently cannot properly recognize or process date sensitive information relating to the year 2000 and beyond. The Manager and the Corporation's custodian have been evaluating the impact the year 2000 issue may have on their computer systems. They expect that any modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. They are also working with vendors and other persons whose systems are linked to theirs to obtain satisfactory assurances regarding the year 2000 issue. Seligman Data Corp., which provides certain corporate and stockholder account services to the Corporation at cost, has informed the Corporation that it does not expect that the cost to the Corporation of its services will increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The costs of systems remediation by persons other than

Seligman Data Corp. will not be borne directly by the Corporation. There can be no assurance that the remedial actions taken by the Corporation's service providers will be sufficient or timely. Inadequate remediation could have an adverse effect on the Corporation's operations, including pricing and securities trading and settlement, and the provision of shareholder services.


                         MANAGEMENT OF THE CORPORATION

     THE MANAGER: In accordance with the applicable laws of the State of Maryland, the Board of Directors provides broad supervision over the affairs of the Corporation. Pursuant to a Management Agreement approved by the Board and the stockholders, the Manager manages the investment of the assets of the Corporation and administers its business and other affairs. In that connection, the Manager makes purchases and sales of portfolio securities consistent with the Corporation's investment objectives and policies.

     The Manager also serves as manager of seventeen other investment companies which, together with the Corporation, make up the 'Seligman Group.' These other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc. and Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Seligman Value Fund Series, Inc. The address of the Manager is 100 Park Avenue, New York, NY 10017.

     As compensation for the services performed and the facilities and personnel provided by the Manager, the Corporation pays to the Manager promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Corporation at the close of business on the previous business day. The term 'Applicable Percentage' means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term 'Fee Amount' means the sum on an annual basis of:

                     .45 of 1% of the first $4 billion of Fee Base
                     .425 of 1% of the next $2 billion of Fee Base
                     .40 of 1% of the next $2 billion of Fee Base, and .375 of 1% of the Fee Base in excess of $8 billion.

The term 'Fee Base' as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).

     Charles C. Smith, Jr., a Managing Director of the Manager since January 1, 1994, has been Portfolio Manager for the Corporation since January 1, 1995. Mr. Smith is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income Fund, Inc., and Vice President of Seligman Portfolios, Inc. ('SPI') and Portfolio Manager of SPI's Seligman Common Stock Portfolio and Seligman Income Portfolio. Mr. Smith joined the Manager in 1985 as Vice President,

Investment Officer and was promoted to Senior Vice President, Senior Investment Officer in August 1992, and to Managing Director in January 1994.


     Odette S. Galli, Senior Vice President, Investment Officer, of the Manager, has served as Co-Portfolio Manager of the Corporation since October 1996. She is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Common Stock Portfolio of Seligman Portfolios, Inc. Ms. Galli joined the Manager in 1993 as Vice President, Investment Officer.


     The Corporation pays all its expenses other than those assumed by the Manager, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates, expenses of printing and distributing prospectuses, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders' meetings, expenses of corporate data processing and related services, stockholder record keeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation not employed by the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

     The Management Agreement provides that it will continue in effect until December 29 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party) and if the Manager shall not have notified the Corporation at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Corporation, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.


     Prior to March 30, 1998, the Manager was party to a Subadvisory Agreement with Seligman Henderson Co. pursuant to which Seligman Henderson Co. agreed to provide investment advisory services to the Corporation in respect of foreign assets to the extent requested by the Manager. On March 30, 1998, the Subadvisory Agreement terminated in accordance with its terms. The Manager has no present plans to enter into similar subadvisory arrangements in respect of the Corporation.

                          DESCRIPTION OF CAPITAL STOCK


     (a) DIVIDEND RIGHTS: Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $5,078.86 at March 31, 1998.

     (b) VOTING RIGHTS: The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation's fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.


     Consistent with the requirements of Maryland law, the Corporation's Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company's Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company's stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation's stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.


     (c) LIQUIDATION RIGHTS: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

     (d) OTHER PROVISIONS: Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation's Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

     The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation's Charter. Stockholder approval of such action is not required.

                            DESCRIPTION OF WARRANTS


     The Corporation's Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.48 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 16.06 shares of Common Stock at $1.40 per share. There were 14,429 Warrants outstanding at March 31, 1998. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.


                         COMPUTATION OF NET ASSET VALUE

     Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding. Securities owned by the Corporation for which market quotations are readily available are valued at current market value or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors at current market value. Securities traded on national exchanges are valued at the last sales prices, or in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars by a pricing service based upon the mean of the bid and asked prices of such currencies against the U.S. dollar quoted by a major bank which is a regular participant in the institutional foreign exchange markets.


     Net asset value of the Common Stock is determined daily as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

                           DIVIDEND POLICY AND TAXES

     DIVIDENDS: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. Substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended (the 'Code'), and other applicable statutory and regulatory requirements. Unless Seligman Data Corp. is otherwise instructed by a Common Stockholder, dividends on the Common Stock are paid in cash and capital gain distributions are paid in book shares of Common Stock which are entered in a stockholder's Tri-Continental account as 'book credits.' Long-term gain distributions ordinarily are paid in shares of Common Stock, or, at the stockholder's option, 75% in book shares and 25% in cash, or, in the alternative, 100% in cash. Shares distributed in payment of gain distributions are valued at market price or at net asset value, whichever is lower, on the valuation date. Dividends and capital gain distributions will generally be taxable to stockholders in the year in which they are declared by the Corporation if paid before February 1 of the following year. Distributions or dividends received by a stockholder will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below a stockholder's cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.


     TAXES: The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on net investment income and capital gains that it distributes to stockholders provided that at least 90% of its investment income and net short-term capital gains are distributed to stockholders each year.



     Dividends on Common or Preferred Stock representing net investment income and distributions of net short-term capital gains are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares and, to the extent designated as derived from the Corporation's dividend income that would be eligible for the dividends received deduction if the Corporation were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the stockholders. Such distributions are not eligible for the dividends received deduction allowed to corporate stockholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual stockholders will be subject to federal income tax on net capital gains at a maximum rate of 28% if designated as derived from the Fund's capital gains from distributions of property held for more than one year and at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than eighteen months.


     Any gain or loss realized upon a sale or redemption of Common or Preferred Stock by a stockholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss.

Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enters into a contract or option to acquire, securities that are substantially identical to the shares of the Fund.


     The Corporation will generally be subject to an excise tax of 4% on the amount by which distributions to stockholders fall short of certain required levels, such that income or gain is not taxable to stockholders in the calendar year in which it was earned by the Corporation. Furthermore, dividends declared in October, November or December payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by each stockholder in December. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

     The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

     THE CORPORATION IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF TAXABLE DIVIDENDS AND OTHER REPORTABLE PAYMENTS PAID ON AN ACCOUNT IF THE HOLDER OF THE ACCOUNT PROVIDES THE CORPORATION WITH EITHER AN INCORRECT TAXPAYER IDENTIFICATION NUMBER OR NO NUMBER AT ALL OR FAILS TO CERTIFY THAT THE STOCKHOLDER IS NOT SUBJECT TO SUCH WITHHOLDING. STOCKHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE CORPORATION MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. THE CORPORATION MAY CHARGE A SERVICE FEE OF UP TO $50 FOR ACCOUNTS NOT HAVING A CERTIFIED TAXPAYER IDENTIFICATION NUMBER. CERTIFICATES WILL NOT BE ISSUED UNLESS AN ACCOUNT IS CERTIFIED.

               DESCRIPTION OF INVESTMENT PLANS AND OTHER SERVICES

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN


     The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation's Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which is owned stock or with cash funds. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, stockholders appoint the Corporation as their purchase agent to receive or invest such dividends and cash funds forwarded by stockholders for their accounts in additional shares of the Corporation's Common Stock (after deducting a service charge), as described under 'Method of Purchase' below. Funds forwarded by stockholders under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, P.O. Box 9766, Providence, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks, i.e., checks made payable to a party other than Tri-Continental Corporation may not be used to purchase shares under this Plan. Stockholders should direct all correspondence concerning the Plan to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. At present, a service fee of up to a maximum of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of March 31, 1998, 24,709 stockholders, owning 31,426,370 shares of Common Stock, were using the Plan. A stockholder may choose one or more of the services under the Plan and is free to change his choices (or terminate his participation) at any time by notifying Seligman Data Corp. in writing. The Plan may be amended or terminated by written notice to Planholders.


AUTOMATIC CHECK SERVICE

     The Automatic Check Service enables an Automatic Dividend Investment and Cash Purchase Planholder to authorize checks to be drawn on the stockholder's regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for their account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

SHARE KEEPING SERVICE


     Any stockholder may send certificates for shares of the Corporation's Common Stock to Seligman Data Corp. to be placed in the stockholder's account. Certificates should be sent to Seligman Data Corp., 100 Park Avenue, New York, NY 10017, with a letter requesting that they be placed in the account. The stockholder should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When a stockholder's certificates are received, the shares will be entered in the stockholder's Tri-Continental account as 'book credits' and shown on the Statement of Account the stockholder receives from Seligman Data Corp. Stockholders using the Share Keeping Service should keep in mind that they must have a stock certificate for delivery to a broker if they wish to sell shares. A certificate will be issued on the stockholder's written request to Seligman Data Corp., usually within two business days of the receipt of the request, and sent to the stockholder. The time it takes for a letter of request to arrive and for a certificate to be delivered by mail should be taken into consideration by stockholders who may choose to use this service.


TAX-DEFERRED RETIREMENT PLANS

     Shares of the Corporation may be purchased for:

           -- Individual Retirement Accounts (IRAs);

           -- Savings Incentive Match Plans for Employees (SIMPLE IRAs);

           -- Simplified Employee Pension Plans (SEPs);

           -- Section 401(k) Plans for corporations and their employees; and

           -- Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

     These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as on ordinary taxable account.



     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017. You may telephone toll-free by dialing
(800) 445-1777 from all continental United States.


     Investors Fiduciary Trust Company ('IFTC') acts as trustee and custodian and performs other related services with respect to the Plans.

J. & W. SELIGMAN & CO. INCORPORATED MATCHED ACCUMULATION PLAN

     The Manager has a Matched Accumulation Plan ('Profit-Sharing Plan') which provides that, through payroll deductions which may be combined with matching contributions and through any profit sharing distribution made by the Manager to the Profit-Sharing Plan, eligible employees of the Manager, Seligman Financial Services, Inc. and Seligman Services, Inc. may designate that the payroll deductions and contributions made by the Manager and invested by the Plan trustee, be invested in certain investment companies for which the Manager serves as investment adviser. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under 'Method of Purchase.'

SELIGMAN DATA CORP. EMPLOYEES' THRIFT PLAN

     Seligman Data Corp. has an Employees' Thrift Plan ('Thrift Plan') which provides a systematic means by which savings, through payroll deductions, of eligible employees of Seligman Data Corp. may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under 'Method of Purchase.'

METHOD OF PURCHASE

     Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy dividend and cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the dividend payable date or the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the 'Issuance Date'), shares previously purchased by the Corporation are insufficient to satisfy dividend or Cash Purchase investments and on the last trading day immediately preceding the dividend payable date or the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the dividend payable date or Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy dividend or Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

     Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (i) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (ii) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share. The Corporation may change the price at which shares of its Common Stock may be purchased from it for the Plans, if the Board of Directors determines it to be desirable, but the Board may not authorize the issuance of shares of Common Stock at a price less than net asset value without prior specific approval of stockholders or of the Securities and Exchange Commission.

     The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plan will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation's investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation's objectives and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.

     Stockholders participating in the Automatic Dividend Investment and Cash Purchase Plan who wish to terminate their participation in the Plan and whose shares are held under the Plan in book credit form may choose to receive a certificate for all or a part of their shares or to have all or a part of their shares sold for them by the Corporation and to retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. Stockholders who elect to have shares sold will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program ('SEMP') and the New York Stock Exchange Medallion Signature Program ('MSP'). Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.

SYSTEMATIC WITHDRAWAL PLAN


     This Plan is available for stockholders who wish to receive fixed payments from their investment in the Common Stock in any amount at specified regular intervals. A Plan may be started with shares of the Corporation's Common Stock with a market value of $5,000 or more. Shares must be held in the stockholder's account as book credits. Seligman Data Corp. acts for stockholders, makes payments to them in specified amounts on the 15th day of each month designated, and maintains their accounts. There is a charge by the agent of $1.00 per withdrawal payment for this service, which charge may be changed from time to time.

     Payments under the Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar Plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.

STOCKHOLDER INFORMATION


     Seligman Data Corp. maintains books and records for all of the Plans, and confirms transactions to Stockholders. To insure prompt delivery of checks, account statements and other information, Stockholders should notify Seligman Data Corp. immediately, in writing, of any address changes. Stockholders will be sent reports quarterly regarding the Corporation. General information about the Corporation, may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York or (212) 850-1864 in New York State and in the greater New York City area. Information about a Stockholder account (other than a retirement plan account), may be requested by writing Stockholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 874-1092 from all continental United States or 212-682-7600 outside the continental United States. For information about a retirement account, call Retirement Plan Services toll-free at (800) 445-1777 or write Retirement Plan Services, Seligman Data Corp. at the above address. Seligman Data Corp. may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.


     24-HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 (WITHIN THE CONTINENTAL UNITED STATES) ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV MAY BE ORDERED.

               ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

     The Corporation may issue shares of its Common Stock in exchange for the assets of another investing company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller's assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation's Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investing company, but it may acquire the assets of companies from time to time in the future.

     Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

                             ADDITIONAL INFORMATION


     During 1997, the Corporation had transactions in the ordinary course of business with firms and companies of which one or more directors and officers was a director and/or officer of the Corporation, and it is expected that the Corporation will continue to have transactions of such nature during the current year.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

     The table of contents of the SAI is as follows:

                               TABLE OF CONTENTS


Additional Investment Objectives and Policies................................................................     2
Directors and Officers.......................................................................................     4
Management...................................................................................................     9
Experts......................................................................................................     9
Custodian, Stockholder Service Agent and Dividend Paying Agent...............................................     9
Brokerage Commissions........................................................................................     9
Incorporation of Financial Statements by Reference...........................................................    10
Independent Auditors' Report on Financial Highlights --
  Senior Securities -- $2.50 Cumulative Preferred Stock......................................................    11
Appendix.....................................................................................................    12

Tri-Continental Corporation                                                  AUTHORIZATION FORM
an investment you can live with                                                     FOR
To:   Seligman Data Corp.                                              AUTOMATIC DIVIDEND INVESTMENT
P.O. Box 3947                                                              AND CASH PURCHASE PLAN
New York, New York 10008-3947                                                 AUTOMATIC DIVIDEND INVESTMENT
                                                                              AUTOMATIC INVESTMENT OF OTHER
                                                                              CORPORATIONS' DIVIDENDS
                                                                              CASH PURCHASE PLAN
                                                                              AUTOMATIC CHECK SERVICE

                                                                       Date  ....................................

Gentlemen:

     I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

______________________________________________________________________________________________
 Stockholder's Name (print or type)                       Stockholder's Signature*

______________________________________________________________________________________________
 Co-Holder's Name                                         Co-Holder's Signature*

______________________________________________________________________________________________
 Address (street and number)                              Taxpayer Identification Number

______________________________________________________________________________________________
 City                State                Zip Code        Stockholder Account Number, if known

* If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify that to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

------------------  ------------------------------------------------------------------------------------------
Date                Stockholder's Signature

     I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

     [ ] AUTOMATIC INVESTMENT OF TRI-CONTINENTAL DIVIDENDS

         I wish to have my quarterly dividends invested in additional shares, and distributions from gains paid as follows:

         [ ] Credited to my account in additional full and fractional shares.

         [ ] Credited 75% to my account in shares and 25% paid to me in cash.

     [ ] AUTOMATIC INVESTMENT OF OTHER CORPORATION'S DIVIDENDS

         I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.

         Note: Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 3936, New York, NY 10008-3936.

     [ ] CASH PURCHASES

         I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.

         Note: Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947.

     [ ] AUTOMATIC CHECK SERVICE

         I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock.


                                                                            5/98

Tri-Continental Corporation                          AUTHORIZATION FORM
an investment you can live with                              FOR
                                                   AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked 'void') to:
             Seligman Data Corp.
             P.O. Box 3947
             New York, New York 10008-3947

                                                    Date  ......................

Gentlemen:

     I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1. Stockholder Account Number (if known)________________________________________

2. AUTOMATIC CHECK SERVICE
  Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $___________________________ in shares of
  Tri-Continental Common Stock every:

                    [ ] month                   [ ] 3 months

     I have completed the 'Bank Authorization to Honor Pre-Authorized Checks' which appears below and have enclosed one of my bank checks marked 'void.' I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:_____________________________________________________________________________
  (Name of Bank)

________________________________________________________________________________
  (Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, NY 10017, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

____________________________________________________________________________________________________________
 Checking Account No.

____________________________________________________________________________________________________________
 Name(s) of Depositor(s) -- Please Print                  Signature(s) of Depositor(s) -- As Carried by Bank

____________________________________________________________________________________________________________
 Address (Street)                                                City          State                Zip Code


                                                                            5/98

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              TERMS AND CONDITIONS

     The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common Stockholders with four ways to add to their investments:
1) with Tri-Continental dividends and distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

     1. Seligman Data Corp. ('SDC'), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the 'Corporation'), as purchase agent, will purchase shares for Planholders. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947.

     2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

     3. The cost of shares acquired for each Plan will be the average cost, including brokerage commissions and any other costs of acquisition, of all shares acquired for all Planholders in connection with a particular investment.

     4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by writing to SDC. The shares acquired will be held in each Planholder's account as book credits.

     5. Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder's request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

     6. A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

     7. Applications for the Automatic Check Service are subject to acceptance by the Planholder's bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder's check and will arrange with the Planholder's bank to start the Service in accordance with the Planholder's instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

     Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder's account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

     If a Planholder's check is not honored by the Planholder's bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder's account to equal the amount of the dishonored check.

     8. A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a dividend or distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder's request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a dividend, the dividend payment will be made in cash.

     9. In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

     10. A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC.

     11. All additional shares registered in a Planholder's name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.


                                                                            5/98

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Tri-Continental Corporation

                        AN INVESTMENT YOU CAN LIVE WITH

                                100 Park Avenue
                            New York, New York 10017

                               INVESTMENT MANAGER
                             J. & W. Seligman & Co.
                                  Incorporated
                                100 Park Avenue
                            New York, New York 10017


                           STOCKHOLDER SERVICE AGENT
                              Seligman Data Corp.
                                100 Park Avenue
                            New York, New York 10017



                         PORTFOLIO SECURITIES CUSTODIAN
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105


                                GENERAL COUNSEL
                              Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004
                     ------------------------------------
                                 Listed on the
                            New York Stock Exchange

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CETRI 1 5/98








--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Tri-Continental Corporation

                        AN INVESTMENT YOU CAN LIVE WITH

                               A MANAGEMENT TYPE
                            DIVERSIFIED, CLOSED-END
                               INVESTMENT COMPANY

                    ------------------------------------

                                  COMMON STOCK
                                ($.50 PAR VALUE)

                    ------------------------------------


                                   PROSPECTUS
                                  MAY 1, 1998


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